UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2023

SIGMA ADDITIVE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SASI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Second Amendment”) is being filed by Sigma Additive Solutions, Inc., a Nevada corporation (the “Company”), to amend that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on January 3, 2024, as amended by that Current Report on Form 8-K filed by the Company with the Commission on January 10, 2024 (together, the “Original Reports”), in which the Company reported, among other things, consummation of the acquisition (the “Acquisition”) of NextTrip Holdings, Inc. (“NextTrip”) pursuant to that Share Exchange Agreement entered into by and among the Company, NextTrip and certain other parties on October 12, 2023, as subsequently amended on November 19, 2023 (as amended, the “Exchange Agreement”).

This Second Amendment is being filed solely for the purpose of supplementing the historical NextTrip consolidated financial statements provided under Item 9.01(a) in the Original Reports to include the NextTrip unaudited consolidated financial statements as of and for the three and nine months ended November 30, 2023 and 2022. No other amendments or modifications to the Original Reports are being made by this Second Amendment. This Second Amendment should be read in connection with the Original Reports, which provide a more complete description of the Acquisition, the Exchange Agreement, certain financial related information, and transactions contemplated thereby.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The NextTrip unaudited consolidated financial statements as of and for the three and nine months ended November, 2023 and 2022, along with the accompanying notes, are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

(d) Exhibits

See the accompanying Index to Exhibits, which information is hereby incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	NextTrip unaudited financial statements as of and for the three and nine months ended November 30, 2023 and 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024	SIGMA ADDITIVE SOLUTIONS, INC.

	By:	/s/ William Kerby
William Kerby
Chief Executive Officer